Exhibit 32.1


      CERTIFICATION  OF  CHIEF  EXECUTIVE  OFFICER  AND  CHIEF FINANCIAL OFFICER
           PURSUANT  TO  18  U.S.C.  SECTION  1350,  AS  ADOPTED  PURSUANT  TO
                  SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002


I, Edward R. DeStefano, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of New Century Energy Corp. on Form 10-QSB/A for the quarterly period Ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB/A fairly presents in all material respects the financial condition and results of operations of New Century Energy Corp.


                                     By:/s/  Edward  R.  DeStefano
                                     --------------------------
                                     Edward  R.  DeStefano
                                     Chief  Executive  Officer  and
                                     Chief  Financial  Officer

December 8,  2005